UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, Dow 30SM Premium & Dividend

Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item 1 – Report to Stockholders

Dow 30℠ Premium & Dividend Income Fund Inc.

Semi-Annual Report

(unaudited)

June 30, 2010

IQ INVESTMENT ADVISORS

HydePark

Fund Profile as of June 30, 2010 (unaudited)

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DPD
Initial Offering Date	April 29, 2005
Yield on Closing Market Price as of June 30, 2010 ($13.07)*	9.46%
Current Monthly Distribution per share of Common Stock**	$0.103
Current Annualized Distribution per share of Common Stock**	$1.236
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of June 30, 2010. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/10 (a)	12/31/09	Change (b)	High	Low
Market Price (c)	$13.07	$14.74	(11.33%)	$15.18	$12.00
Net Asset Value	$12.76	$13.93	(8.40%)	$14.50	$12.76
(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (4.14%) based on net asset value per share and (7.20%) based on market price per share, assuming reinvestment of distributions. For the same period, the Fund’s unmanaged reference index, the Dow Jones Industrial AverageSM, had a total investment return of (5.00%). The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends and distributions.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets
International Business Machines Corp.	9.5%
3M Co.	6.1
Chevron Corp.	5.2
McDonald’s Corp.	5.1
United Technologies Corp.	5.0
Boeing Co.	4.8
Caterpillar, Inc.	4.6
The Procter & Gamble Co.	4.6
Johnson & Johnson	4.5
Exxon Mobil Corp.	4.4

Five Largest Industries	Percent of Net Assets
Aerospace & Defense	9.8%
Oil, Gas & Consumable Fuels	9.6
IT Services	9.5
Pharmaceuticals	8.3
Industrial Conglomerates	7.2

Sector Representation	Percent of Long-Term Investments
Industrials	21.7%
Information Technology	17.8
Consumer Staples	14.4
Financials	10.8
Consumer Discretionary	9.7
Energy	9.7
Health Care	8.4
Telecommunication Services	4.0
Materials	3.5

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

2	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Schedule of Investments as of June 30, 2010 (unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value
	Aerospace & Defense — 9.8%
	Boeing Co.	116,850	$7,332,337
	United Technologies Corp.	116,850	7,584,733

			14,917,070
	Beverages — 3.9%
	The Coca-Cola Co.	116,850	5,856,522
	Chemicals — 2.7%
	E.I. du Pont de Nemours & Co.	116,850	4,041,841
	Communications Equipment — 1.6%
	Cisco Systems, Inc. (a)	116,850	2,490,073
	Computers & Peripherals — 3.3%
	Hewlett-Packard Co.	116,850	5,057,268
	Consumer Finance — 3.0%
	American Express Co.	116,850	4,638,945
	Diversified Financial Services — 3.9%
	Bank of America Corp. (b)	116,850	1,679,135
	JPMorgan Chase & Co.	116,850	4,277,879

			5,957,014
Diversified Telecommunication Services — 4.0%
	AT&T Inc.	116,850	2,826,601
	Verizon Communications, Inc.	116,850	3,274,137

			6,100,738
	Food & Staples Retailing — 3.7%
	Wal-Mart Stores, Inc.	116,850	5,616,980
	Food Products — 2.2%
	Kraft Foods, Inc.	116,850	3,271,800
	Hotels, Restaurants & Leisure — 5.1%
	McDonald’s Corp.	116,850	7,696,909
	Household Products — 4.6%
	The Procter & Gamble Co.	116,850	7,008,663
	IT Services — 9.5%
	International Business Machines Corp.	116,850	14,428,638
	Industrial Conglomerates — 7.2%
	3M Co.	116,850	9,229,982
	General Electric Co.	116,850	1,684,977

			10,914,959
	Insurance — 3.8%
	The Travelers Cos., Inc.	116,850	5,754,863
	Machinery — 4.6%
	Caterpillar, Inc.	116,850	7,019,179
	Media — 2.4%
	Walt Disney Co.	116,850	3,680,775
	Metals & Mining — 0.8%
	Alcoa, Inc.	116,850	1,175,511
	Oil, Gas & Consumable Fuels — 9.6%
	Chevron Corp.	116,850	7,929,441
	Exxon Mobil Corp.	116,850	6,668,629

			14,598,070
	Pharmaceuticals — 8.3%
	Johnson & Johnson	116,850	6,901,161
	Merck & Co, Inc.	116,850	4,086,245
	Pfizer, Inc.	116,850	1,666,281

			12,653,687

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.5%
	Intel Corp.	116,850	$2,272,733
Software — 1.8%
	Microsoft Corp.	116,850	2,688,719
Specialty Retail — 2.2%
	Home Depot, Inc.	116,850	3,279,980
Total Common Stocks (Cost — $150,033,698) — 99.5%			151,120,937

Short-Term Securities	Maturity Date	Discount Rate	Face Amount
Government Bills — 0.7%
U.S. Treasury Bills	11/04/10	0.25%	$1,000,000	999,398

	Maturity Date	Yield	Face Amount
Time Deposits — 0.1%
State Street Bank & Trust Co.	7/01/10	0.01%	$236,817	236,817
Total Short-Term Securities (Cost — $1,236,205) — 0.8%				1,236,215
Total Investments Before Options Written (Cost — $151,269,903*) — 100.3%				152,357,152

Options Written	Number of Contracts
Call Options Written
3M Co., expiring July 2010 at USD 82.163, Broker BNP Paribas	530	(41,340)
AT&T Inc., expiring July 2010 at USD 25.523, Broker Deutsche Bank AG	530	(1,320)
Alcoa, Inc., expiring July 2010 at USD 11.667, Broker JPMorgan Chase	530	(6,360)
American Express Co., expiring July 2010 at USD 43.198, Broker Deutsche Bank AG	530	(27,025)
Bank of America Corp., expiring July 2010 at USD 16.04, Broker UBS Warburg	530	(8,798)
Boeing Co.:
expiring July 2010 at USD 68.27, Broker UBS Warburg	265	(16,748)
expiring July 2010 at USD 68.36, Broker UBS Warburg	265	(16,271)
Caterpillar, Inc., expiring July 2010 at USD 65.425, Broker Deutsche Bank AG	530	(41,647)
Chevron Corp., expiring July 2010 at USD 76.22, Broker UBS Warburg	530	(7,950)
Cisco Systems, Inc., expiring July 2010 at USD 24.04, Broker BNP Paribas	530	(1,060)

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Number of Contracts	Value

Call Options Written (continued)
The Coca-Cola Co., expiring July 2010 at USD 53.745, Broker Deutsche Bank AG	530	$(2,565)
E.I. du Pont de Nemours & Co., expiring July 2010 at USD 38.57, Broker UBS Warburg	530	(8,533)
Exxon Mobil Corp., expiring July 2010 at USD 62.593, Broker Deutsche Bank AG	530	(5,072)
General Electric Co., expiring July 2010 at USD 16.26, Broker UBS Warburg	530	(4,717)
Hewlett-Packard Co., expiring July 2010 at USD 49.419, Broker BNP Paribas	530	(2,650)
Home Depot, Inc., expiring July 2010 at USD 31.569, Broker Deutsche Bank AG	530	(4,850)
Intel Corp., expiring July 2010 at USD 22.124, Broker Deutsche Bank AG	530	(2,735)
International Business Machines Corp., expiring July 2010 at USD 133.683, Broker Deutsche Bank AG	530	(11,432)
JPMorgan Chase & Co., expiring July 2010 at USD 39.397, Broker Deutsche Bank AG	530	(19,048)
Johnson & Johnson, expiring July 2010 at USD 60.91, Broker UBS Warburg	530	(18,709)
Kraft Foods, Inc., expiring July 2010 at USD 30.61, Broker UBS Warburg	530	(477)
McDonald’s Corp., expiring July 2010 at USD 72.512, Broker JPMorgan Chase	530	(530)

Options Written	Number of Contracts	Value
Call Options Written (concluded)
Merck & Co, Inc., expiring July 2010 at USD 37.1, Broker BNP Paribas	530	$(10,070)
Microsoft Corp., expiring July 2010 at USD 27.222, Broker BNP Paribas	530	(530)
Pfizer, Inc., expiring July 2010 at USD 15.656, Broker Deutsche Bank AG	530	(684)
The Procter & Gamble Co., expiring July 2010 at USD 63.592, Broker JPMorgan Chase	530	(1,590)
The Travelers Cos., Inc., expiring July 2010 at USD 51.273, Broker JPMorgan Chase	530	(18,020)
United Technologies Corp., expiring July 2010 at USD 69.484, Broker JPMorgan Chase	530	(8,480)
Verizon Communications, Inc., expiring July 2010 at USD 28.417, Broker Deutsche Bank AG	530	(11,050)
Wal-Mart Stores, Inc., expiring July 2010 at USD 53.27, Broker UBS Warburg	530	(106)
Walt Disney Co., expiring July 2010 at USD 35.38, Broker BNP Paribas	530	(7,420)
	Total Options Written (Premiums Received — $1,297,488) — (0.2%)	(307,787)
	Total Investments, Net of Options Written (Net Cost —$149,972,415) — 100.1%	152,049,365
	Liabilities in Excess of Other Assets — (0.1%)	(174,612)

	Net Assets — 100.0%	$151,874,753

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$151,270,190

Gross unrealized appreciation	$19,307,115
Gross unrealized depreciation	(18,220,153)

Net unrealized appreciation	$1,086,962

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income
Bank of America Corp.	—	$34,176	$21,371	$2,345

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical securities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

4	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

See Notes to Financial Statements.

Schedule of Investments (concluded)

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Securities[1]	$151,120,937	—	—	$151,120,937
Short-Term Securities	—	$1,236,215	—	1,236,215
Total	$151,120,937	$1,236,215	—	$152,357,152

[1]	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Equity contracts	—	$(307,787)	—	$(307,787)
Total	—	$(307,787)	—	$(307,787)

[2]	Derivative financial instruments are options, which are shown at market value.

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	5

Statement of Assets, Liabilities and Capital

As of June 30, 2010 (unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $146,278,071)		$150,678,017
Investments in affiliated securities, at value (identified cost — $4,991,832)		1,679,135
Dividends receivable		171,769
Prepaid expenses		18,430

Total assets		152,547,351

Liabilities

Options written, at value (premiums received — $1,297,488)		307,787
Dividends to stockholders payable		160,871
Investment advisory fees payable		116,886
Accrued expenses		87,054

Total liabilities		672,598

Net Assets

Net assets		$151,874,753

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$11,903
Paid-in capital in excess of par		164,481,764
Accumulated distributions in excess of investment income — net	$(6,049,322)
Accumulated realized capital losses — net	(8,646,542)
Unrealized appreciation — net	2,076,950

Total accumulated losses — net		(12,618,914)

Total Capital — Equivalent to $12.76 per share based on 11,903,331 shares of Common Stock outstanding (market price — $13.07)		$151,874,753

See Notes to Financial Statements.

6	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Statement of Operations

For the Six Months Ended June 30, 2010 (unaudited)

Investment Income

Dividends (including $2,345 from affiliates)		$2,197,504
Interest		815

Total income		2,198,319

Expenses

Investment advisory fees	$732,816
Directors’ fees and expenses	35,567
Professional fees	24,495
Licensing fees	22,061
Accounting services	20,404
Transfer agent fees	19,779
Listing fees	12,526
Printing and stockholder reports	12,002
Insurance	11,664
Custodian fees	5,494
Other	5,055

Total expenses		901,863

Investment income — net		1,296,456

Realized & Unrealized Gain (Loss) — Net

Realized gain on:
Investments — net (including $21,371 loss from affiliates)	152,257
Options written — net	1,828,497	1,980,754

Change in unrealized appreciation/depreciation on:
Investments — net	(10,193,481)
Options written — net	261,040	(9,932,441)

Total realized and unrealized loss — net		(7,951,687)

Net Decrease in Net Assets Resulting from Operations		$(6,655,231)

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	7

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Operations

Investment income — net	$1,296,456	$3,012,214
Realized gain (loss) — net	1,980,754	(10,623,563)
Change in unrealized appreciation/depreciation — net	(9,932,441)	37,424,399

Net increase (decrease) in net assets resulting from operations	(6,655,231)	29,813,050

Dividends and Distributions to Stockholders

Investment income — net	(7,345,778)**	(3,012,214)
Tax return of capital	—	(18,136,376)

Net decrease in net assets resulting from dividends and distributions to stockholders	(7,345,778)	(21,148,590)

Common Stock Transactions

Value of shares issued to stockholders in reinvestment of dividends and distributions	478,822	3,205,043

Net Assets

Total increase (decrease) in net assets	(13,522,187)	11,869,503
Beginning of period	165,396,940	153,527,437

End of period*	$151,874,753	$165,396,940

* Accumulated distributions in excess of investment income — net	$(6,049,322)	—

** A portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.

See Notes to Financial Statements.

8	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended June 30, 2010 (unaudited)		For the Year Ended December 31,				For the Period April 29, 2005(a) to December 31, 2005

			2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.93		$13.20	$19.95	$20.14	$19.13	$19.10

Investment income — net(b)	.11		.26	.29	.25	.25	.19
Realized and unrealized gain (loss) — net	(.66)		2.27	(5.24)	1.36	2.56	.94

Total from investment operations	(.55)		2.53	(4.95)	1.61	2.81	1.13

Less dividends and distributions from
Investment income — net	(.62	)(c)	(.26)	(.29)	(.47)	(.25)	(.18)
Realized gain — net	—		—	(1.43)	(.04)	—	(.28)
Tax return of capital	—		(1.54)	(.08)	(1.29)	(1.55)	(.60)

Total dividends and distributions	(.62)		(1.80)	(1.80)	(1.80)	(1.80)	(1.06)

Offering costs, including adjustments, resulting from the issuance of Common Stock	—		—	—	—	— (d)	(0.04)

Net asset value, end of period	$12.76		$13.93	$13.20	$19.95	$20.14	$19.13

Market price per share, end of period	$13.07		$14.74	$12.99	$17.91	$20.96	$18.15

Total Investment Return(e)

Based on net asset value per share	(4.14%	)(f)	20.59%	(25.93% )	8.42%	15.54%	5.86%	(f)(g)

Based on market price per share	(7.20%	)(f)	29.66%	(18.80% )	(6.48% )	26.74%	(4.08%	)(f)

Ratios to Average Net Assets

Expenses	1.11%	(h)	1.14%	1.08%	1.07%	1.10%	1.12%	(h)

Investment income — net	1.59%	(h)	2.02%	1.72%	1.23%	1.30%	1.44%	(h)

Supplemental Data

Net assets, end of period (in thousands)	$151,875		$165,397	$153,527	$230,464	$231,007	$217,545

Portfolio turnover	0%	(i)	6%	11%	0% (i)	0% (i)	18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	A portion of the distributions from net investment income may be deemed a tax return of capital at fiscal year end.
(d)	Amount is less than $(.01) per share.
(e)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(f)	Aggregate total investment return.
(g)	In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
(h)	Annualized.
(i)

For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	9

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies:

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol DPD.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments, as defined below, as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of the swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The counterparty for certain

10	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited) (continued)

instruments may pledge cash or securities as collateral. The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and the Statement of Operations of the Fund.

Statement of Assets, Liabilities and Capital as of June 30, 2010
Derivatives not accounted for as hedging instruments	Liabilities	Amount
Equity Options	Options written, at value	$307,787

Statement of Operations for the six months ended June 30, 2010
Derivatives not accounted for as hedging instruments	Realized gain	Change in unrealized appreciation (depreciation)
Written Equity Options	$1,828,497	$261,040

For the six-month ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Options:
Average number of contracts written	15,375
Average notional value of contracts written	$73,744,011

•	Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer. Alternatively, the counterparty may pledge securities as collateral. Written and purchased options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time.

The premium received from writing options and amounts available for distribution from the Fund’s options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

(c) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge,

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	11

Notes to Financial Statements (unaudited) (continued)

no income tax returns are currently under examination. Tax years 2006, 2007, 2008 and 2009 of the Fund are open at this time.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(e) Dividends and distributions — Dividends are declared and paid monthly. For the current period ended June 30, 2010, Fund management believes it is likely total dividends and distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. Portions of the distributions paid by the Fund during the year ended December 31, 2009 were characterized as a tax return of capital.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

IQ Advisors has entered into a Subadvisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”). Pursuant to the agreement, Nuveen HydePark provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

At a meeting held on June 18, 2010, the Board of Directors of the Fund approved a new investment advisory agreement between the Fund and Nuveen Asset Management (“NAM”)

and a new subadvisory agreement between NAM and Nuveen HydePark, the Fund’s current subadviser. The Board also nominated a new slate of directors (the “Director Nominees”). In connection with these actions, the Board called two special meetings of stockholders of the Fund. The first special meeting is called to seek approval of the new investment advisory agreement and new subadvisory agreement. The second special meeting is called for the election of the Director Nominees. More information regarding these actions will be available in the Fund’s proxy statement that will be filed with the Securities and Exchange Commission.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2010 were $0 and $1,110,675, respectively.

Transactions in options for the six months ended June 30, 2010 were as follows:

Call Options Written	Number of Contracts	Premiums Received
Outstanding call options written, at beginning of period	17,010	$1,318,794
Options written	81,300	5,767,959
Options closed	(55,250)	(1,926,497)
Options expired	(27,160)	(3,862,768)

Outstanding call options written, at end of period	15,900	$1,297,488

4. Common Stock Transactions:

The Fund’s Board of Directors has authorized the Fund to issue 100,000,000 shares of stock, all of which were initially classified as Common Stock, par value $.001 per share. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

12	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited) (concluded)

Shares issued and outstanding increased by 34,083 and 240,104 from dividend and distribution reinvestments for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

5. Capital Loss Carryforwards:

At December 31, 2009, the Fund had a net capital loss carryforwards of $9,464,814, all of which expires in 2017. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund had paid a distribution to holders of Common Stock in the amount of $.103 per share on July 30, 2010 to stockholders of record on July 22, 2010.

7. Other Matters:

At a meeting held on March 16, 2010, the board of the Fund amended and restated the Fund’s bylaws to provide the board with greater discretion in setting the date of the Fund’s annual meeting. As a result of this change, the board has the flexibility to set the annual meeting date in any month of the year. Previously, the bylaws required the Fund to hold its annual meeting in April of each year. The amended bylaws also clarify the board’s ability to postpone or cancel a meeting of stockholders.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	13

Approval of New Management Agreement and New Subadvisory Agreement

IQ Investment Advisers LLC (“IQ Advisors”), the investment adviser to the Fund, has determined to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Fund. In light of this decision, IQ Advisors reviewed different options for the ongoing management of the Fund and, at the request of the Fund’s Board of Directors (the “Board”), evaluated several investment advisers as potential managers for the Fund. Upon careful review, IQ Advisors recommended that the Board consider Nuveen Asset Management (“NAM” or “Nuveen”) as a candidate to assume the role of investment adviser to the Fund.

At an in-person meeting held on June 18, 2010, the members of the Board, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”), approved an investment management agreement between the Fund and Nuveen (the “New Management Agreement”). The members of the Board have also approved for the Fund a subadvisory agreement between Nuveen and Nuveen HydePark Group, LLC (“Nuveen HydePark”), the Fund’s current subadviser (the “New Subadvisory Agreement”).

Board Considerations in Approving the New Management Agreement

The New Management Agreement was approved by the Board on behalf of the Fund after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Management Agreement for consideration by the Fund’s stockholders.

The Approval Process — At telephonic and in-person meetings held in April, May and June of this year, the Board discussed the possible transition of services from IQ Advisors to Nuveen and information regarding the services to be provided by Nuveen under the proposed New Management Agreement for the Fund. During these meetings, the Board discussed aspects of the proposal with senior Nuveen representatives and independent board members of funds in the Nuveen registered fund complex.

In preparation for their consideration of the New Management Agreement, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to their additional requests, further information in advance of and at the

June 18, 2010 in-person Board meeting. To assist the Board in its consideration of the New Management Agreement, Nuveen provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. In addition, the Board consulted with its independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering whether to approve the New Management Agreement, the Board reviewed materials from counsel to the Fund and from Nuveen and IQ Advisors and its affiliates, including: (i) information concerning the services rendered to the Fund by IQ Advisors and its affiliates and information concerning the services to be rendered to the Fund by Nuveen and its affiliates; (ii) a report by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen; (iii) information regarding the sharing of potential economies of scale; (iv) a memorandum outlining the legal duties of the Board under the 1940 Act; and (v) information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds selected by Lipper.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors, all of whom are Independent Directors, concluded that the terms of the New Management Agreement are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Management Agreement, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by Nuveen and its affiliates — In connection with their consideration of the New Management Agreement, the Board considered representations by Nuveen that there would be no diminution in the scope of services required of or provided by Nuveen under the New Management Agreement for the Fund as compared to the scope of services provided by IQ Advisors under the Fund’s current investment management agreement with IQ Advisors (the “Current Management Agreement”). In reviewing the scope of these services at the May and June 2010 Board meetings, the Board considered Nuveen’s investment philosophy and experience, noting that Nuveen is

14	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Approval of New Management Agreement and New Subadvisory Agreement (continued)

a well-recognized closed-end fund sponsor. The Board also considered Nuveen’s investment processes and strategies, matters related to Nuveen’s portfolio transaction policies and procedures, and Nuveen’s compliance program and its compliance record with respect to the funds in the IQ Advisors fund complex for which it or its affiliate serves as subadviser. The Board noted representations by Nuveen that it reports to its funds’ boards of directors about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the boards, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that Nuveen will make these reports and have these discussions with respect to the Fund if it were to assume management of the Fund. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board noted that, except for the Nuveen-sponsored closed-end funds identified to the Board, Nuveen does not operate or manage any other accounts that are similar to the Fund. In addition to the investment management services to be provided to the Fund, the Board, at the June 18, 2010 Board meeting, considered that Nuveen also will provide certain non-management services to the Fund (such as marketing services and assistance in meeting legal and regulatory requirements) and other services necessary for the operation of the Fund.

In connection with the investment management services to be provided under the New Management Agreement, the Board took into account detailed discussions with representatives of Nuveen at the April and May 2010 Board meetings regarding the management of the Fund.

The Board noted the representations of IQ Advisors and Nuveen that the transition was not expected to have any adverse effect on the operations of the Fund. The Board also considered that the Fund and its stockholders may benefit from association with Nuveen, a well-recognized closed-end fund sponsor, and Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform. The Board discussed Nuveen’s current financial condition and ownership structure.

Based on the discussions held and the materials presented at the April, May and June 2010 Board meetings, the Board determined that the nature, extent and quality of the services to be provided by Nuveen under the New Management Agreement was comparable to the services provided by IQ Advisors under the Current Management Agreement and that the Board expects that the quality of such services will continue to be appropriate.

Investment performance of the Fund and Nuveen — The Board considered that if Nuveen is approved by stockholders as the investment adviser to the Fund, the investment operations of the Fund were expected to continue to be conducted by the same portfolio management teams as are currently in place. The Board also noted that the investment operations of the Fund, including its investment objective and investment strategies, are not expected to change as a result of the transition from IQ Advisors to Nuveen.

The Board considered the investment strategies used by the Fund. The Board also considered the innovative nature of the Fund. The Board, taking into account information it received regarding Nuveen-sponsored closed-end funds with similar investment objectives and strategies, noted the specialized nature of the Fund’s investment strategy and the inherent limitations in comparing the Fund’s investment performance to that of another investment company. The Board reviewed the Fund’s investment performance and compared such performance to the performance of a relevant reference index. The Board discussed the degree to which the Fund was achieving its investment objective. In particular, the Board noted that the Fund generally has performed as expected. As a result of their discussions and review, the Board concluded that the Fund’s performance was satisfactory.

The Board considered the history, experience, resources and strengths of Nuveen and its affiliates in managing its own closed-end fund complex and noted the historical performance of Nuveen or its affiliate as a subadviser to certain funds in the IQ Advisors fund complex. The Board noted that Nuveen’s experience in managing its existing closed-end funds would translate to its management role for the Fund. The Board further noted that Nuveen is well positioned to assume management of the Fund given its current and historical relationship with the Fund and other funds in the IQ Advisors fund complex.

Cost of services provided and profits to be realized by Nuveen and its affiliates from the relationship with the Fund — The Board discussed the potential for Nuveen to realize a profit from management of the Fund based on the proposed fees payable to Nuveen and its affiliates, and other sources of potential revenue and expense to Nuveen and its affiliates from the Fund’s operations. The Board also discussed with Fund management and representatives of Nuveen the potential ancillary benefits Nuveen might receive by managing the Fund. The Board reviewed information regarding potential

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	15

Approval of New Management Agreement and New Subadvisory Agreement (continued)

economies of scale (as discussed below). It was noted that it was not possible to accurately predict the degree of profitability Nuveen might gain from its relationship with the Fund. The Board also noted that the new directors will be in a better position to evaluate the benefits Nuveen will receive from association with the Fund following the transition.

In evaluating the costs of the services to be provided by Nuveen under the New Management Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of Nuveen serving as investment adviser to the Fund. The Board noted that the New Management Agreements are similar to the Current Management Agreements. The Board also considered that the maximum fee rate payable to Nuveen under the New Management Agreements would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreements. In addition, the Board further noted that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Fund’s potential association with Nuveen’s large closed-end fund complex. The Board noted that the New Management Agreements provide for breakpoints in the Fund’s investment management fee rates as the assets of the Fund and the assets held by the funds in the Nuveen registered fund complex increase. The Board also noted that the Fund, as a closed-end fund, generally does not gain additional assets through sales of Fund shares. The Board concluded that the structure of the investment management fee rates, with the breakpoints for the Fund under the New Management Agreements, reflected appropriate sharing of potential economies of scale with the Fund’s stockholders.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors and Nuveen that the maximum fee rate payable to Nuveen under the New Management Agreement would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreement. In addition, the Board noted that Nuveen agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year. The Board also considered that the New Management Agreement contained breakpoints in the fee schedule, allowing for the possibility that the advisory fee rate paid by the Fund may decline in the future.

In considering the compensation to be paid to Nuveen, the Board referred to the materials presented and discussions held in connection with their considerations at the May 14, 2010 and June 18, 2010 Board meetings in connection with the New Management Agreement. The Board noted that in connection with such considerations it had received and reviewed a comparison of the fees paid under the New Management Agreement to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Board noted that it evaluated the Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds selected by Lipper. The Board was provided information from Lipper that showed that the maximum contractual management fee rate to be paid under the New Management Agreement is lower than the median contractual management fee rate charged by the Fund’s peers, as identified by Lipper. The Board also reviewed information regarding Nuveen-sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board reviewed information received from Nuveen regarding similar funds managed by Nuveen and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Fund.

Taking into account the totality of the information and materials provided to it at the May 14, 2010, June 18, 2010 and other prior meetings, the Board concluded that the management fee rates proposed under the New Management Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

Conclusion — The Board examined the totality of the information provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of Independent Directors, approved the New Management Agreement, concluding that the advisory fee rate was

16	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Approval of New Management Agreement and New Subadvisory Agreement (continued)

reasonable in relation to the services to be provided and that the New Management Agreement was in the best interests of the stockholders.

Board Considerations in Approving the New Subadvisory Agreement

In preparation for its consideration of the New Subadvisory Agreement, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to its additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. In addition to the information it received regarding the New Management Agreement, in considering whether to approve the New Subadvisory Agreement, the Board reviewed materials from counsel to the Fund and from Nuveen HydePark and IQ Advisors and its affiliates, including: (i) information concerning the services currently rendered to the Fund by the subadviser and information concerning the services to be rendered to the Fund by Nuveen and its affiliates, which are expected to be substantially similar to those services currently provided; (ii) reports by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen HydePark; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors, all of whom are Independent Directors, concluded that the terms of the New Subadvisory Agreement are appropriate, that the fee rate to be paid is reasonable in light of the services to be provided to the Fund, and that the New Subadvisory Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Subadvisory Agreement, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the subadviser — In reviewing the New Subadvisory Agreement, the Board referred to the materials presented and discussions held in various meetings in April, May and June 2010. The Board focused on the experience of the subadviser in managing registered funds, including the Fund. The Board considered the reputation and investment experience of the subadviser and its investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Board noted that it had met with officers of IQ Advisors and members of the subadviser’s portfolio management team to discuss the management of the Fund’s investments at recent Board meetings. The Board took into account the annual due diligence investment review of the subadviser. The Board noted that it had discussed the Fund’s investment strategy with representatives from the subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Board also considered the favorable history, reputation and background of the subadviser and its personnel, and the substantial experience of the subadviser’s portfolio management team. The Board considered the compliance program of the subadviser and the report of the chief compliance officer of the Fund. Following consideration of this information, and based on management presentations during the April, May and June 2010 Board meetings, the Board concluded that the nature, extent and quality of services provided to the Fund by the subadviser under the Fund’s current investment subadvisory agreement (the “Current Subadvisory Agreement”) were of a high quality and that substantially similar services would be provided by the same personnel pursuant to the New Subadvisory Agreement.

Investment performance of the Fund and the subadviser — The Board received and considered information about the Fund’s investment performance in light of its stated investment objective. The Board noted that the services to be provided pursuant to the New Subadvisory Agreement would be performed by the same personnel as under the Current Subadvisory Agreement. In this regard, the Board noted that they receive periodic reports regarding the investment performance of the Fund and discuss Fund performance with the portfolio management teams of each subadviser at various times throughout the year. The Board made the determinations discussed above under “Board Considerations in Approving the New Management Agreement.” As a result of its discussions and review, the Board concluded that the Fund’s performance was satisfactory.

Cost of services to be provided and profits to be realized by the subadviser from the relationship with the Fund — Drawing on information received from, and discussions held with, the subadviser at previous meetings, the Board discussed the potential for the subadviser to realize a profit as a result of serving as subadviser to the Fund. The Board noted that the fee rate under the New Subadvisory Agreement was identical to the fee rate under the applicable Current Subadvisory Agreement and that the services to be provided under the New Subadvisory Agreement were expected to be substantially similar to the subadvisory services currently provided. The Board noted that it was not possible to

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	17

Approval of New Management Agreement and New Subadvisory Agreement (concluded)

accurately predict the degree of profitability the subadviser might gain from its relationship with the Fund. The Board then considered the potential benefits to the subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Fund. The Board concluded that the potential benefits to the subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale — The Board noted discussions at previous meetings regarding economies of scale and that the fee rate under the New Subadvisory Agreement is identical to the fee rate under the Current Subadvisory Agreement. The Board also took into account the discussion described above under “Board Considerations in Approving the New Management Agreement — The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.”

After considering the totality of the information and materials provided to it at the June 18, 2010 meeting and prior meetings, the Board determined that no changes were currently necessary to the Fund’s subadvisory fee structure.

Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered that the proposed fee rate under the New Subadvisory Agreement is identical to the fee rate payable to the subadviser under the Current Subadvisory Agreement. In considering the compensation to be paid to the subadviser, noting that no changes to such compensation from that payable under the Current Subadvisory Agreement were proposed, the Board referred to the materials presented and discussions held in connection with its consideration of the continuation of the Current Subadvisory Agreement at prior Board meetings and concluded that such information continued to be relevant to their current deliberations. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board noted the earlier discussion regarding the fee rates of similar finds managed by Nuveen. The Board noted that the subadvisory fee rate with respect to the Fund was at a level that continued to be reasonable.

The Board discussed the services rendered by the subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to it at the June 18, 2010 meeting and prior meetings, the Board concluded that the subadvisory fee proposed under the New Subadvisory Agreement is reasonable for the services to be rendered.

Conclusion — The Board examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of the Independent Directors, approved the New Subadvisory Agreement, concluding that the subadvisory fee rate was reasonable in relation to the services to be provided and that the New Subadvisory Agreement was in the best interests of the stockholders.

18	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010

Directors and Officers

Paul Glasserman, Director and Chairman of the Board	Custodian
Steven W. Kohlhagen, Director and Chairman of the Audit Committee	State Street Bank and Trust Company
Laura S. Unger, Director and Chairperson of the Nominating & Corporate Governance Committee	P.O. Box 351 Boston, MA 02101
William J. Rainer, Director
Justin C. Ferri, President	Transfer Agent
James E. Hillman, Vice President and Treasurer	BNY Mellon Shareowner Services
Colleen R. Rusch, Vice President and Secretary	480 Washington Boulevard
Michelle H. Rhee, Chief Legal Officer	Jersey City, NJ 07310
Robert M. Zakem, Chief Compliance Officer
Jeff E. McGoey, Vice President

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at
1-877-449-4742.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	JUNE 30, 2010	19

IQ
INVESTMENT ADVISORS

www.IQIAFunds.com

Dow 30℠ Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This report, including the financial information herein, is transmitted to stockholders of Dow 30℠ Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

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Dow 30℠ Premium & Dividend Income Fund Inc.
4 World Financial Ctr., 6th Fl.
New York, NY 10080

#IQDPD — 06/10

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a) Not Applicable to this semi-annual report
(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow  30SM Premium & Dividend Income  Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of
Dow 30SM Premium & Dividend Income Fund Inc.

Date: August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of
Dow 30SM Premium & Dividend Income Fund Inc.

Date: August 19, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Dow 30SM Premium & Dividend Income Fund Inc.

Date: August 19, 2010